Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semiannual report of your fund.

As of June 30, 1998, the Net Asset Value (NAV) of your fund was $42.59.


    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund  S&P 500
1991                45.4                30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3
1995                32.9                 37.1
1996                30.0                 22.9
1997                33.3                 33.4
6 mos 1998          16.5                 16.8

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1992.  On December 31, 1990 the Fund and the
S&P are each assigned an index value of 100.  At the end of
each subsequent year this value is recalculated using the performance figures from the above table. The results shown below are then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund  S&P 500

12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  154
12/31/94            184                  157
12/31/95            244                  215
12/31/96            317                  264
12/31/97            423                  352
6/30/98             493                  411




         LETTER TO THE SHAREHOLDERS

The Second Quarter of 1998 witnessed a continuing drama, but few real surprises. In May and June, the U. S. stock market digested the strong upmove of February and April. As it did so, the economic effects of the Asian problems began to be visible in the U.S. economy. These effects are most visible in import-export data, but are also starting to be visible in areas such as plans for hiring and capital spending.

We are also getting a better reading on which individual
U.S. firms are most affected by the Asian problem, as well as which may be largely immune. Individual stock prices have begun to reflect these differences, a process which we expect to accelerate with the current reporting of second quarter earnings. As a result, stock prices are almost certain to remain quite volatile and large companies, which appear unaffected, may well receive a continuing "security blanket" premium.

Meanwhile, you can add Russia to the list of basket-case economies, which are now seeking help from the I.M.F. (and ultimately, the U.S. taxpayer). Our judgement concerning Russia is similar to the smaller southeast Asian economies. It is obviously a negative but not sufficient to reverse the strong economic trends in the U.S. and western Europe. Still, the effects are cumulative and every bit hurts.

The linchpin in all of this remains Japan. Japan continues to do very little toward solving its problems. We expect it to continue to do very little. While our expectation remains that all of this will slow the U.S. economy and squeeze corporate profits, there remains the risk that an additional problem or two could coalesce all of this into a worldwide recession. Obviously, we will monitor this closely.

Barring such an outcome, we expect the U.S. stock market to remain quite volatile, with a focus on individual stocks, some of which will do well and some of which will do poorly.




THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

Financial Statements for the
Six Month period Ended June 30, 1998


THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS

INVESTMENTS, AT VALUE
  (Identified cost  $147,630,123)                              $
                                                         206,483,377

RECEIVABLES:
  Dividends
                                                            101,181
  Interest
                                                             72,399
  Subscriptions
                                                            790,334

          Total receivables
                                                            963,914

PREPAID EXPENSES
                                                                 78

          Total assets
                                                        207,447,369

LIABILITIES

ACCOUNTS PAYABLE:
  Advisor fee
                                                              7,591
  Redemptions
                                                            117,833
  Accrued expenses
                                                             38,991

          Total liabilities
                                                            164,415

NET ASSETS                                                        $
                                                        207,282,954

NET ASSETS CONSIST OF:

CAPITAL PAID IN ON SHARES OF BENEFICIAL
INTEREST
  (shares authorized-unlimited)                                   $
                                                        148,250,400

UNDISTRIBUTED NET INVESTMENT INCOME
                                                            219,478

ACCUMULATED NET REALIZED LOSS ON INVESTMENTS
                                                           (40,178)

NET UNREALIZED APPRECIATION OF INVESTMENTS
                                                         58,853,254

NET ASSETS                                                        $
                                                        207,282,954

NUMBER OF SHARES OF BENEFICIAL INTEREST
  OUTSTANDING
                                                          4,867,259

NET ASSET VALUE PER SHARE                                         $
                                                              42.59


See notes to financial statements.



THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

PORTFOLIO OF INVESTMENTS
June 30, 1998

                                        Number of
                                        Shares or
                                        Principal
Name of Issuer and Title of Issue        Amount            Value

COMMON STOCK - 81.89%
 Aerospace - 3.07%
  * BE Aerospace, Inc.                            167,000  $        4,863,875
     Lockheed Martin                               14,000           1,482,250

                                                                    6,346,125

 Airlines - 4.44%
     Air Express International Corp.              32,343              865,175
  * AMR Corp.                                    100,000            8,325,000

                                                                 9,190,175

 Autos - 7.45%
     Ford Motor Company                           92,000            5,428,000
  * National RV Holdings                         135,000            6,091,875
     Superior Industries                          53,180            1,499,012
  * Dana Corp.                                    45,000            2,407,500

                                                               15,426,387

 Buildings - 1.8%
     Armstrong World                              23,000            1,549,625
  * Griffon Corp.                                161,000            2,062,813
  * Int'l. Comfort Prod.                          10,000              121,250

                                                                 3,733,688

 Banks - 5.25%
     Chase Manhattan                              24,000            1,812,000
     Citicorp                                     20,000            2,985,000
     Mellon Bank Corp.                            70,000            4,873,750
     National City Corp.                          10,000            1,196,492

                                                               10,867,242

 Brokerage - 5.53%
     A.G. Edwards                                 18,750              800,391
     Merrill Lynch                                62,000            5,719,500
     Southwest Securities, Inc.                  218,700            4,920,750

                                                               11,440,641


 Capital Goods - 6.77%
     Aeroequip - Vickers Inc.                     69,700  $        4,068,738
     Commercial Intertech                        175,900           3,188,188
     General Electric                             18,000           1,638,000
     Graco, Inc.                                 105,825           3,690,647
     Idex Corp.                                   41,250           1,423,125

                                                               14,008,697

 Diversified Operations - 1.26%
     Loews Corp.                                  30,000            2,613,750

 Electronics - 0.55%
     Computer Associates Internation              15,000             833,438
     Intel Corp.                                   4,000             296,500

                                                                 1,129,938

 Finance - 12.04%
     Fidelity National Financial                   88,529           3,524,561
  * Friedman Billings Ramsey                        5,000              72,188
     Morgan Stanley Dean Witter Dis                81,500           7,447,063
     Green Tree Financial                         280,800          12,021,750
     Associates First Capital - A                  24,111    1,853,533

                                                               24,919,094

 Healthcare - 0.5%
  * Lincare Holdings, Inc.                          20,000              841,250

 Furniture - 4.93%
  * Stanley Furniture, Inc.                         285,500           7,244,563
  * Winsloew Furniture                              109,600           2,959,200

                                                               10,203,763

 Homebuilding - 3.42%
  American Woodmark                                  40,000  $        1,095,000
  *Crossman Communities                             140,000  $        4,252,500
  * NVR, Inc.                                        42,000  $        1,724,625

                                                       $        7,072,125

 Industrial Equipment - 3.48%
     AGCO Corp.                                     149,000            3,063,813
     Deere & Co.                                     40,000            2,115,000
     JLG Industries, Inc.                           100,000            2,025,000

                                                                 7,203,813

 Insurance - 8.36%
     Conseco, Inc.                                   87,255            4,079,171
     Frontier Insurance                             108,737            2,453,383
     Reliance Group Holdings Inc.                   220,000            3,850,000
     Sun America                                     82,500            4,738,594
     Vesta                                          102,500            2,184,531

                                                               17,305,679

 Metals - 2.60%
  *  RMI Titanium Co.                               179,200            4,076,800
      Matthews Int'l. Corp.                          16,000              393,000
      Alleghney Teledyne, Inc.                       40,000              915,000

                                                                 5,384,800

 Oils, Natural Gas and Energy Related - 4.37%
  Calpine Corp                                      160,000            3,230,000
  *  Global Marine, Inc.                            130,000            2,429,375
  Nabors Industries                                  60,000            1,188,750
  Omni Energy Services                              127,500            1,737,188
  R&B Falcon Corp                                    20,000              452,500

                                                                 9,037,813

 Rails - 2.04%
      Burlington Northern Ind., Inc.                 43,000            4,222,063

 Savings and Loan - 2.18%
      Federal National Mortgage Asso                 74,400            4,519,800


 Technology - 0.60%
  *  Scios Inc.                                     140,000            1,242,500


 Tobacco - 0.67%
      Philip Morris                                  35,280            1,389,150

 Transportation - 0.66%
  *  Coach USA                                       30,000            1,368,750

            Total Common Stocks (cost $114,056,741)          169,467,240

BONDS AND NOTES - 12.87%
 General Motors Acceptance Corp.
  -0-%, due 2013                      $          5,990,000             1,952,740

 U.S. Treasury Stripped Interest
  -0-%, due 2013                                   800,000               349,176

 U.S. Treasury Stripped Interest
  -0-%, due 2024                                30,000,000             7,036,290

 U.S. Treasury
  7.25%, due 2016                                3,250,000             3,809,611

 U.S. Treasury                                  26,900,000             6,063,179
  -0-%, due 2024

 U.S. Treasury                                  30,000,000             7,428,060
  -0-%, due 2023

            Total Bonds and Notes (cost $23,196,302)                  26,639,056

REGISTERED INVESTMENT COMPANY - 5.01%
 Star Trust for U.S. Treasury (cost   $         10,377,080            10,377,080

            Total (identified and tax cost of $147,63  $    206,483,377


*  Non-income producing

    Investments are shown as a percentage of net assets at June 30, 1998

See notes to financial statements.



THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDING JUNE 30, 1998

INVESTMENT INCOME:
  Interest                                                         $
                                                             506,379
  Dividends
                                                             783,151

          Total investment income
                                                          1,289,530

EXPENSES:
  Investment advisor
                                                             834,583
  Transfer agent fees
                                                              74,944
  Printing
                                                              25,581
  Postage
                                                              23,651
  Registrations and filing
                                                              21,383
  Audit
                                                              22,873
  Fund accounting
                                                              13,570
  Custodian
                                                              14,165
  Miscellaneous
                                                               5,358
  Legal
                                                               2,017
  Security & Exchange Fees
                                                              20,525
  Proxy vote
                                                              26,000
  Fidelity Bond
                                                               2,929

          Total expenses
                                                           1,087,579

  Fees paid indirectly (Note 7)
                                                            (13,300)


     Net expenses
                                                           1,074,279

NET INVESTMENT INCOME
                                                             215,251

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments
                                                              87,394
  Change in unrealized appreciation in value
of investments                                            24,126,905

NET GAIN ON INVESTMENTS
                                                          24,214,299

NET INCREASE IN NET ASSETS RESULTING FROM                          $
OPERATIONS                                                24,429,550


See notes to financial statements.



THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

SELECTED PER SHARE DATA AND RATIOS
  FOR THE YEARS ENDED DECEMBER 31,
   1997 TO 1991, AND THE SIX MONTH
       PERIOD ENDING JUNE 30, 1998

                                   6 month
                                    period
                                    ending    1997     1996   1995   1994    1993    1992   1991
                                   6/30/98

NET ASSET VALUE, BEGINNING OF YEAR        $        $       $      $       $       $      $      $
                                      36.55    27.52   21.26  16.23   17.86   15.20  13.25   9.21

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (1)
D                                      0.04     0.18    0.14   0.21    0.11    0.12   0.20   0.13
  Net gains or (losses) on
Dsecurities                            6.00     8.98    6.23   5.14  (1.39)    2.63   1.89   4.05

         Total from investment
D operations                            6.04     9.16    6.37   5.35  (1.28)    2.75   2.09   4.18

LESS DISTRIBUTIONS:
  Dividends from net investment       -
D income                                       (0.13)  (0.11) (0.21)  (0.10)  (0.08) (0.14) (0.11)
  Distributions from net realized     -
gain on investments                                -       - (0.11)  (0.25)       -      -      -
  Return of capital                   -
                                                   -       -      -       -  (0.01)      - (0.03)

          Total distributions         -
D                                             (0.13)  (0.11) (0.32)  (0.35)  (0.09) (0.14) (0.14)

NET ASSET VALUE, END OF PERIOD            $        $       $      $       $       $      $      $
D                                     42.59    36.55   27.52  21.26   16.23   17.86  15.20  13.25

D TOTAL RETURN (2)(3)                16.53 %  33.28 %   29.96  32.90 (7.20)%   18.10  15.80  45.40
                                                           %      %               %      %      %

NET ASSETS, END OF YEAR                   $        $       $      $       $       $      $      $
D                                   207,283  125,461  42,039   23,571  16,611   12,058  4,7161,963


D RATIO OF TOTAL EXPENSES TO AVERAGE  1.30 %   1.44 %  1.56 %  1.40 %  1.57 %    1.30   1.41   1.71
NET ASSETS (2)                                                                    %      %      %

D RATIO OF NET EXPENSES TO AVERAGE    1.28 %   1.33 %  1.54 %  1.35 %  1.52 %    1.23   1.28
NET ASSETS (2)                                                                    %      %      -

D RATIO OF NET INVESTMENT INCOME TO   0.52 %   0.53 %  0.58 %  1.10 %  0.70 %    0.70   1.44   1.17
AVERAGE NET ASSETS (3)                                                            %      %      %

D PORTFOLIO TURNOVER RATE (3)        13.85 %  13.89 %   16.90  22.70   25.60   14.10  20.10  52.50
                                                           %      %       %       %      %      %

AVERAGE COMMISSION RATE PAID              $        $       $      $       $       $      $      $
D (DOLLAR PER SHARE)                  0.0465   0.0205  0.0382 0.0442  0.0471  0.0586 0.0704 0.1304




(1)  Computed on weighted average
number of shares outstanding
during the year.

(2)  During the years ended
 December 31, 1992 through the six
 month period nding June 30, 1998,
  the Fund utilized the commission
credits of $4,240, $5,950, $8,830,
      $11,000, $5,000 and $47,425,
       13,300 respectively, to pay
                  certain expenses
           of the Fund.  The Total
    return for the Fund would have
 been 15.6%, 18.0%, (7.2%), 32.9%,
  29.9%, and 33.2%, 16.53% for the
     years ended December 31, 1992
    through 1997 and the six month
      period ending June 30, 1998,
respectively, without the credits.

   (3) Annualized except for Total
     Return.  If Total Return were
     annualized it would be 36.13%
See notes to financial statements.


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

        STATEMENTS OF CHANGES IN NET ASSETS
    FOR THE SIX MONTH PERIOD ENDED JUNE 30,
  1998 AND THE YEAR ENDED DECEMBER 31, 1997
                                            Six Month
                                           Period
                                                Ending        1997
                                               6/30/98

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                            $            $
                                               215,251      428,990
  Net realized gain (loss) on investments
                                                87,394       33,958
  Unrealized appreciation in value of
investments                                    24,126,905  20,691,181

     Net increase in net assets resulting
from operations                                24,429,550  21,154,129

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                           -
                                                            (435,040)
  Net realized gain from investments              -
                                                                    -

                                                  -
                                                            (435,040)

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares
                                               69,849,328  76,279,489
  Net asset value of shares issued to
shareholders on
    reinvestment of dividends                     -
                                                              419,401
  Cost of shares redeemed
                                             (12,456,562) (13,996,297
                                                                    )

     Net increase in net assets resulting
from capital share
       transactions
                                               57,392,766  62,702,593

          Total increase in net assets
                                               81,822,316  83,421,682

NET ASSETS:
  Beginning of year
                                              125,460,638  42,038,956

  End of Period (including undistributed
investment income of
    $219,478 for the six month period ended             $           $
June 30, 1998                                 207,282,954 125,460,638
    and $4,231 in 1997)

See notes to financial statements.




THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

NOTES TO FINANCIAL STATEMENTS
SIX MONTH PERIOD ENDED JUNE 30, 1998


1. ORGANIZATION

   The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Wexford Trust and is currently the only fund in the Trust.

   The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

   The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

   a. Investment Valuations - Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

   b. Investment Transactions and Related Investment Income - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

   c. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   d. Dividends and Distributions to Shareholders of Beneficial
      Interest - Dividends and distributions are recorded by the Fund on the record date.

   e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Muhlenkamp & Co., Inc., an affiliate of which an officer-stockbroker is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The advisor is permitted to charge the Fund for some or all of its routine administration costs, which totaled $46,742 for the six-month period ending June 30, 1998. An expense reimbursement of $46,742 was requested for the six-month period ending June 30, 1998. The reimbursement consists of the following:






Printing                                                   $
                                                        15,092
Registration and filings
                                                          17,640
Postage
                                                          12,412
Legal and accounting
                                                             885
Insurance
                                                             713

Total                                                          $
                                                          46,742



   Certain affiliated persons held in the aggregate 40,641 shares with a net asset value of $1,730,900 in the Fund on June 30, 1998. In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 15,675 shares with a net asset value of $667,589 at June30, 1998.

4. CAPITAL SHARE TRANSACTIONS

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock for the six-month period ending June 30, 1998 and the year ended December 31, 1997 were as follows:


                     June 30,                 1997
                       1998
                      Shares     Amount      Shares     Amount

Shares outstanding,
  beginning of year                     $                      $
                     3,432,778 90,857,672   1,527,718 28,155,079
Shares sold
                     1,744,691 69,849,290   2,311,675 76,279,489
Shares issued to
shareholders
 in  reinvestment
of dividend                                  11,928     419,401
Shares redeemed
                     (310,210) (12,456,56   (418,543) (13,996,29
                                       2)                     7)

Shares outstanding,
  end of year                                                  $
                     4,867,259 148,250,40   3,432,778 90,857,672
                                        0



5. CAPITAL LOSS CARRYFORWARD

   As of June 30, 1998, the Fund had available for federal income tax purposes a capital loss carryforward of approximately
   $127,600, which expires December 31, 2004.

6. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities, excluding short-term securities were $60,479,370 and $8,873,661, respectively, during the six-month period ending June 30, 1998.

   The components of the net unrealized appreciation in the value of the investments held June 30, 1998 for both financial reporting and tax purposes are as follows:






Gross unrealized appreciation of                           $
investments                                           62,888,722
Gross unrealized depreciation of
investments                                           (4,035,468
                                                          )

Net unrealized appreciation of investments                     $
                                                      58,853,254



7. DIRECTED BUSINESS ARRANGEMENT

   The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due to the Independent Auditors, transfer agent fees and fund accounting.

   The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:






Balance, January 1, 1998                                   $
                                                       (2,452)
Commission credits generated during thesix-             33,756
        month period ended 6/30/98
Commission credits utilized:
  Auditor fees                                                 $
                                                        (13,300)

Balance, June 30, 1998                                         $
                                                          31,304



   Annual fund operating expenses, as a percentage of average net assets, were 1.30% without the commission credits. Utilizing commission credits, operating expenses as a percentage of average net assets were 1.28%.

                 SPECIAL MEETING OF SHAREHOLDERS
                         MUHLENKAMP FUND
                             HELD ON
                          MAY 28, 1998

On May 28, 1998 a Special meeting of the Shareholders of the Muhlenkamp Fund (A Series of the Wexford Trust), was conducted at The Chadwick in Ballroom C, 1 Wexford Square, Wexford, PA. All Trustees were present at the meeting. A quorum of 2,504,282.05 shares from a total of 3,979,925 was present at the meeting for the transaction of business.

The matters acted upon at the meeting were:

(1)  Election of Trustees;

(2) One proposed change to your Fund's fundamental investment restriction permitting it to purchase or sell options on securities, which would not alter your Fund's investment objectives;

(2)  Any other business properly brought before the meeting.


1.     ELECTION OF TRUSTEES

The nominees for trustee were Alfred E. Kraft and Terrence McElligott. The nominees were replacing Richard R. Rice and Edgar C. Belle who were retiring from the board after having served it since the inception of the Fund. Ronald H. Muhlenkamp is currently a trustee who was elected by the shareholders of the Fund on November 18, 1988. He was not up for election.

During the meeting Mr. Kraft and Mr. McElligott were elected as the new trustees of the Fund by a majority of the shares outstanding. The results are tabulated below.

              Shares     % of   % of   Shares       % of     %
              Voted      Voted  Total  Withheld     Voted    Total
NOMINEE          FOR      FOR    FOR    Authority   Withhel Withhe
                                                       d      ld

Alfred E.     2,436,238. 97.28% 61.21%  68,044.00    2.72%   1.71%
Kraft             05
Terrence      2,442,251. 97.52% 61.36%  62,031.00    2.48%   1.56%
McElligott        05


2.     CHANGE TO COMPANY'S INVESTMENT RESTRICTIONS

The Trustees recommended that the shareholders approve a change to the Fund's fundamental investment restrictions to allow the Fund to purchase and sell put and call options on stock or bonds. The Trustees believe that the premiums offered on some option contracts are attractive relative to interest rates on bonds and other investments. This change would not alter your Fund's investment objectives.

A majority of the shares present at the meeting voted in favor of allowing the Fund to change it's fundamental investment restriction and allow it to purchase and sell put and call options on stock or bonds. The results of this vote are tabulated below.

           Shares            % of
           Voted             Voted
For         1,804,786.05     72.07%

Against     261,324.00       10.44%

Abstain     68,711.00        2.74%
Broker Non- 369,461.00      14.75%
Vote
            2,504,282.05      100.00%


3.   OTHER BUSINESS

There was no other business brought before the meeting, which required a vote.

During the Special Meeting Ronald Muhlenkamp thanked Mr. Rice and
Mr. Belle for their years of dedicated service to the shareholders of the Muhlenkamp Fund.

Questions were entertained and then the meeting was adjourned.

                            * * * * * *